UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): July 12, 2005

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One Enterprise Drive Aliso Viejo, California	92656-2606
(Address of principal executive offices)	(Zip Code)

(949) 349-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02(d). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Fluor Corporation is filing this amendment to its Current Report on Form 8-K dated April 27, 2005, which included a report that Dr. Peter S. Watson had been appointed to the Board of Directors of Fluor Corporation.

     On July 12, 2005, the Board of Directors of Fluor Corporation affirmatively determined that Dr. Watson was independent of Fluor Corporation and its management under the standards set forth in the Fluor Corporation Corporate Governance Guidelines and in Sections 303A.02(a) and 303A.02(b) of the New York Stock Exchange Listed Company Manual, and appointed Dr. Watson as a member of the Governance Committee of the Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 13, 2005	FLUOR CORPORATION
	By:	/s/ D. Michael Steuert
D. Michael Steuert
Senior Vice President and Chief Financial Officer